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                                                                   EXHIBIT 10.50

                      THIRD AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------


     THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Third Amendment"), is made this 17th day of June, 1994, by and between CONCOURSE VI ASSOCIATES (as "Landlord") and AMERICA'S FAVORITE CHICKEN COMPANY (as "Tenant").


                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Landlord and Tenant did enter into that certain Lease Agreement (the "Original Lease"), dated as of December 31, 1992, for certain space more particularly described in the Original Lease (the "Premises") in a building known as Concourse Corporate Center VI (the "Building").

     WHEREAS, Landlord and Tenant did enter into that certain First Amendment to Lease Agreement (the "First Amendment"), dated as of January ___, 1993.

     WHEREAS, Landlord and Tenant did enter into that certain Second Amendment to Lease Agreement (the "Second Amendment"), dated as of June ____, 1993.

     WHEREAS, the Original Lease, as modified by the First Amendment and the Second Amendment, is herein sometimes collectively referred to as the "Lease."

     WHEREAS, Landlord and Tenant desire to modify and amend the Lease, in the manner and for the purposes herein set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

     1.   15th Floor Option Space.  Tenant hereby leases and rents from
          -----------------------
Landlord, and Landlord hereby leases and rents to Tenant, that certain area on the fifteenth (15th) floor of the Building, in the area shown on Exhibit "A",
                                                                 -----------
attached hereto and by this reference incorporated herein (the "15th Floor Option Space"), containing 10,561 rentable square feet, more or less, in full compliance with the terms and conditions of the
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Lease.  This 15th Floor Option Space is leased by Tenant on and subject to the following terms and conditions:

          (a) The base rent for the 15th Floor Option Space shall be at the same rate of Monthly Rental (on a per square foot per annum basis) then being paid by Tenant for the Premises, which rate of Monthly Rental shall increase as provided in the Lease.

          (b) The Rent for the 15th Floor Option Space shall commence and be due and payable from Tenant on and from and after the later date to occur of (i) October 1, 1994, or (ii) the date the tenant fit-up and finish work in the 15th Floor Option Space is Substantially Complete; provided, however, that the following provisions and dates shall apply to the Substantial Completion of the tenant fit-up and finish work in the 15th Floor Option Space:

               (i) Hardin Interior Services shall be Contractor with respect to the 15th Floor Option Space;

               (ii) Tenant and Landlord shall comply with the following schedule with respect to the 15th Floor Option Space:

                    1. Tenant has received a draft of the plans and specifications for the tenant fit-up and finish work in the 15th Floor Option Space on or before June 24, 1994;

                    2. Tenant shall have made all comments to and approved the plans and specifications for the 15th Floor Option Space within ten (10) days after the delivery of said plans and specifications;

                    3. Tenant shall diligently pursue the completion and acceptance of the pricing drawings for the tenant fit-up and finish work with respect to the 15th Floor Option Space, and shall have executed a construction contract with Contractor for the tenant fit-up and finish work for the 15th Floor Option Space on or before July 30, 1994;

                    4. Such construction contract shall provide for a completion date of on or before October 1, 1994;

               (iii) Landlord, or its managing agent, shall supervise all such work, and shall be paid a fee by Tenant for supervising such tenant fit-up and finish work of two percent (2%) of the costs to complete the tenant fit-up and finish work in the 15th Floor Option Space (including funding for the furniture, fixtures and equipment for the 15th Floor Option Space), to the extent those costs exceed Twenty and NO/100 Dollars ($20.00) per usable square foot in the 15th Floor Option Space. Such fee shall be payable upon the Substantial Completion of the tenant fit-up and finish work for said 15th Floor Option Space.

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          (c)  (i)  Tenant shall cause the tenant fit-up and finish work in the
15th Floor Option Space to be completed in accordance with plans and specifications to be agreed upon by Landlord and Tenant, in their respective reasonable judgment, and shall provide an allowance for the tenant fit-up and finish work in the 15th Floor Option Space equal to $35.97 per usable square foot within the 15th Floor Option Space (this figure is determined by multiplying the original tenant improvement allowance of $41.50 by a fraction, the numerator of which shall be one hundred four (104), and the denominator of which shall be one hundred twenty (120)) (the "15th Floor Option Space Allowance"). Tenant may use such allowance to purchase furniture, fixtures and equipment for the 15th Floor Option Space.

               (ii) To the extent the costs to complete the tenant fit-up and finish work in the 15th Floor Option Space are greater than the 15th Floor Option Space Allowance, then the amount of such excess shall be paid by Tenant to Landlord within ten (10) days after the demand therefor. If the costs to complete the tenant fit-up and finish work in the 15th Floor Option Space are less than the 15th Floor Option Space Allowance, then, after all work is completed and all appropriate or necessary back-up data and lien waivers for such work are received by Landlord, the difference shall be paid to Tenant in cash.

          (d) Except as expressly set forth to the contrary herein, all other terms and conditions of this Lease shall apply to the 15th Floor Option Space, and from and after the date Tenant elects to lease the 15th Floor Option Space, the 15th Floor Option Space shall be and shall be deemed to be a part of the Premises.

     2.   No Other Modifications.  Except as expressly modified by this Third
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Amendment, the Lease remains unmodified and in full force and effect, including all rights of first refusal and rights to option space as set forth in Special Stipulation 11 of the Original Lease and the Second Amendment.

     3.   Transfers, Successors and Assigns.  This Third Amendment shall inure
          ---------------------------------
to the benefit of and shall be binding upon Landlord, Tenant, and their respective transfers, successors and assigns.



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     IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed under seal and delivered, on the day and year first above written.

                         "LANDLORD"

                         CONCOURSE VI ASSOCIATES, a Georgia general partnership

                         By: Landmark Forty-Two, L.P., a Georgia limited partnership, as the managing general partner of Concourse VI Associates

                              By: The Landmarks Group Properties Corporation, a Georgia corporation, as the sole general partner of Landmark Forty-Two, L.P.

                                   By:      /s/
                                         --------------------------------------
                                         Its:__________________________________

                                    By:      /s/
                                         --------------------------------------
                                         Its:__________________________________

                                         (CORPORATE SEAL)
                                   [Signatures continued on next page]



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                                   [Signatures continued from previous page]

                         "TENANT"

                         AMERICA'S FAVORITE CHICKEN COMPANY, a Minnesota corporation

                         By:      /s/
                              --------------------------------------------
                              Its:  ______________________________________

                         By:      /s/
                              --------------------------------------------
                              Its:   /s/
                                   ---------------------------------------

                                        (CORPORATE SEAL)


                                    6/17/94